As filed with the Securities and Exchange Commission on February 21, 2007.

Registration No. 333-140544

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Riverbed Technology, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	3576	03-0448754
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

199 Fremont Street, San Francisco, CA 94105

(415) 247-8800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Jerry M. Kennelly

President and Chief Executive Officer

199 Fremont Street, San Francisco, CA 94105

(415) 247-8800

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Robert V. Gunderson, Jr.

Craig M. Schmitz

David W. Van Horne, Jr.

Gunderson Dettmer Stough

Villeneuve Franklin & Hachigian, LLP

155 Constitution Drive

Menlo Park, California 94025

Telephone: (650) 321-2400

Telecopy: (650) 321-2800

Daniel J. Weiser Richard A. Kline Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road Palo Alto, California 94304 Telephone: (650) 493-9300 Telecopy: (650) 493-6811

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, as amended, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Share (1)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee (3)
Common Stock, $0.0001 par value	5,750,000	$35.17	$202,227,500	$21,638.35

(1)	Estimated solely for the purpose of computing the amount of the registration fee based on the average of the high and low prices for the registrant’s common stock on February 6, 2007 pursuant to Rule 457(c) under the Securities Act.
(2)	Includes offering price of shares that the underwriters have the option to purchase to cover over-allotments, if any.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-140544) is solely to update disclosures in Part II and to file Exhibits 1.1 and 5.1. Accordingly, a preliminary prospectus has been omitted.

PART II

Information Not Required in Prospectus

Item 13.    Other Expenses of Issuance and Distribution

The following table presents the costs and expenses, other than underwriting discounts and commissions, payable by us in connection with the sale of common stock being registered. All amounts are estimates except the SEC registration fee and the NASD filing fees.

SEC Registration fee	$21,638
NASD filing fee	20,723
Nasdaq Global Market listing fee	31,047
Printing and engraving expenses	150,000
Legal fees and expenses	500,000
Accounting fees and expenses	200,000
Custodian and transfer agent fees	3,500
Miscellaneous fees and expenses	73,092

Total	$1,000,000

Item 14.    Indemnification of Directors and Officers

Our restated certificate of incorporation and amended and restated bylaws contain provisions relating to the limitation of liability and indemnification of directors and officers. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	in respect of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	for any transaction from which the director derives any improper personal benefit.

Our restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of the restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law.

Our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law, as it now exists or may in the future be amended, against all expenses and liabilities reasonably incurred in connection with their service for or on our behalf. Our amended and restated bylaws provide that we shall advance the expenses incurred by a director or officer in advance of the final disposition of an action or proceeding. The bylaws also authorize us to indemnify any of our employees or agents and permit us to secure insurance on behalf of any officer, director, employee or agent for any liability arising out of his or her action in that capacity, whether or not Delaware law would otherwise permit indemnification.

We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees, a form of which is attached as Exhibit 10.1 to our registration statement on Form S-1 for our initial public offering and incorporated herein by reference. The form of agreement provides that we will indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer or other key employee because of his or her status as one of our directors, executive officers or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws (except in a proceeding initiated by such person without board approval). In addition, the form agreement provides that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and such other key employees in connection with a legal proceeding.

Reference is made to Section 9 of the underwriting agreement contained in Exhibit 1.1 to this registration statement, indemnifying our directors and officers against limited liabilities. In addition, Section 1.9 of our amended and restated investors’ rights agreement provides for indemnification of certain of our stockholders against liabilities described in our amended and restated investors’ rights agreement, the form of which is contained in Exhibit 4.3 to our registration statement on Form S-1 for our initial public offering and incorporated herein by reference.

Item 15.    Recent Sales of Unregistered Securities

In the three years preceding the filing of this registration statement, we have issued the following securities that were not registered under the Securities Act:

1.    We granted direct issuances or stock options to purchase 11,924,200 shares of our common stock at exercise prices ranging from $0.10 to $7.75 per share to employees, consultants, directors and other service providers under our 2002 Stock Plan. We did not grant any direct issuances or stock options outside of the 2002 Stock Plan.

2.    We issued and sold an aggregate of 5,654,173 shares of our common stock to employees, consultants, and other service providers for aggregate consideration of approximately $1,330,210 under direct issuances or exercises of options granted under our 2002 Stock Plan. We did not issue or sell any shares of our common stock to employees, consultants, and other service providers outside of the 2002 Stock Plan.

3.    On December 10, 2004, we issued and sold 9,345,796 shares of our Series C convertible preferred stock to seventeen institutional and individual investors for an aggregate purchase price of approximately $20,000,000.

4.    On February 10, 2006, we issued and sold 3,738,318 shares of our Series D convertible preferred stock to eighteen institutional investors for an aggregate purchase price of approximately $20,000,000.

5.    On June 7, 2004, we issued warrants to purchase an aggregate of 100,000 shares of Series B convertible preferred stock to two institutional investors in connection with a loan transaction. On December 12, 2006, the warrants were exercised in full pursuant to the warrants’ net exercise features at an exercise price of $0.836 per share, such that an aggregate of 97,522 shares of the Company’s common stock were issued to such holders. No cash was paid to us for such exercises.

The sale of securities described in Items 15(1) and (2) were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act or Rule 701 promulgated under the Securities Act. The sale of securities described in Items 15(3) and (4) were deemed to be exempt from registration under the Securities Act in reliance upon Regulation D of the Securities Act as transactions by an issuer not involving any public offering. The sales of securities described in Item 15(5) were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of securities in each transaction represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution and appropriate legends were affixed to the share certificates issued in these transactions. All recipients had adequate access, through their relationships with us, to information about us.

Item 16.    Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement.

3.1	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 of Registrant’s Form S-1 Registration Statement No. 333-133437).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 of Registrant’s Form S-1 Registration Statement No. 333-133437).

4.1	Reference is made to Exhibits 3.1 and 3.2.

4.2	Form of Common Stock certificate (incorporated by reference to Exhibit 4.2 of Registrant’s Form S-1 Registration Statement No. 333-133437).

4.3

Amended and Restated Investors’ Rights Agreement, dated February 10, 2006, by and among the Registrant and the investors listed on the signature pages thereto (incorporated by reference to Exhibit 4.3 of Registrant’s Form S-1 Registration Statement No. 333-133437).

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.

10.1

Form of Indemnification Agreement between the Registrant and each of its directors, executive officers and certain key employees (incorporated by reference to Exhibit 10.1 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.2	Riverbed Technology, Inc. 2002 Stock Plan (incorporated by reference to Exhibit 10.2 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.3	Form of 2002 Stock Plan Stock Option Agreement (incorporated by reference to Exhibit 10.3 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.4	Form of 2002 Stock Plan Stock Option Agreement (Officers and Key Employees) (incorporated by reference to Exhibit 10.4 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.5	2006 Equity Incentive Plan and form of agreement thereunder (incorporated by reference to Exhibit 10.5 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.6	2006 Director Option Plan and forms of agreements thereunder (incorporated by reference to Exhibit 10.6 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.7	2006 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.7 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.8	Warrant to Purchase Stock issued March 31, 2003 to Silicon Valley Bank (incorporated by reference to Exhibit 10.8 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.9

501 Second Street Office Lease, dated January 23, 2003, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.11 of Registrant’s Form S-1 Registration Statement No. 333-133437).

Exhibit No.	Description
10.10

First Amendment of Lease, dated January 16, 2004, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.12 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.11

Second Amendment of Lease, dated June 9, 2004, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.13 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.12

Third Amendment of Lease, dated May 24, 2005, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.14 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.13

Legacy Shoreline Center Office Lease, dated November 30, 2005, between WXIII/Crittenden Realty A/B LLC and the Registrant (incorporated by reference to Exhibit 10.15 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.14

Loan and Security Agreement, dated June 7, 2004, between Lighthouse Capital Partners V, L.P. and the Registrant (incorporated by reference to Exhibit 10.18 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.15

Amendment No. 01, dated September 30, 2004, to Loan and Security Agreement with Lighthouse Capital Partners V, L.P. (incorporated by reference to Exhibit 10.19 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.16

Amendment No. 02, dated February 4, 2005, to Loan and Security Agreement with Lighthouse Capital Partners V, L.P. (incorporated by reference to Exhibit 10.20 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.17

Amendment No. 03, dated September 14, 2005, to Loan and Security Agreement with Lighthouse Capital Partners V, L.P. (incorporated by reference to Exhibit 10.21 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.18	Stock Purchase Agreement, dated May 23, 2002, between Steven McCanne and Registrant (incorporated by reference to Exhibit 10.22 of Registrant’s Form S-1 Registration Statement No. 333-133437).
10.19

Stock Restriction Agreement, dated November 7, 2002, among Steven McCanne, Steven McCanne and Tamara R. White, Trustees of the McCanne Family Trust dated July 8, 2002, and Registrant (incorporated by reference to Exhibit 10.23 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.20

Notice of Stock Option Grant and Stock Option Agreement, dated May 12, 2005, with Steven McCanne (incorporated by reference to Exhibit 10.24 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.21

Stock Purchase Agreement, dated May 23, 2002, between Kennelly Partners, L.P. and Registrant (incorporated by reference to Exhibit 10.25 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.22

Stock Restriction Agreement, dated November 7, 2002, among Jerry Kennelly, Kennelly Partners, L.P. and the Registrant (incorporated by reference to Exhibit 10.26 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.23

Notice of Stock Option Grant and Stock Option Agreement, dated May 12, 2005, with Jerry Kennelly (incorporated by reference to Exhibit 10.27 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.24	Offer Letter with Randy S. Gottfried, dated January 21, 2004 (incorporated by reference to Exhibit 10.28 of Registrant’s Form S-1 Registration Statement No. 333-133437).
10.25	Offer Letter with Eric Wolford, dated April 10, 2003 (incorporated by reference to Exhibit 10.29 of Registrant’s Form S-1 Registration Statement No. 333-133437).

Exhibit No.	Description
10.26

General Release Agreement, dated January 12, 2006, between William Messer and the Registrant (incorporated by reference to Exhibit 10.30 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.27

Notice of Stock Option Grant and Stock Option Agreement, dated March 16, 2005, with Stanley J. Meresman (incorporated by reference to Exhibit 10.31 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.28

Notice of Stock Option Grant and Stock Option Agreement, dated March 28, 2006, with Michael R. Kourey (incorporated by reference to Exhibit 10.32 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.29

Notice of Stock Option Grant and Stock Option Agreement, dated April 12, 2006, with Michael R. Kourey (incorporated by reference to Exhibit 10.33 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.30	Form of 2002 Stock Plan Stock Option Agreement (Installment Vesting) (incorporated by reference to Exhibit 10.34 of Registrant’s Form S-1 Registration Statement No. 333-133437).
10.31

Form of 2002 Stock Plan Stock Option Agreement (Officers and Key Employees) (Installment Vesting) (incorporated by reference to Exhibit 10.35 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.32

Notice of Stock Option Grant and Stock Option Agreement, dated May 1, 2006, with Steven McCanne (incorporated by reference to Exhibit 10.36 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.33

Notice of Stock Option Grant and Stock Option Agreement, dated May 1, 2006, with Jerry Kennelly (incorporated by reference to Exhibit 10.37 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.34

Fourth Amendment to Office Lease, dated June 10, 2006, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.38 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.35	Offer Letter with David M. Peranich, dated July 7, 2006 (incorporated by reference to Exhibit 10.39 of Registrant’s Form S-1 Registration Statement No. 333-133437).
10.36

Agreement of Sublease dated September 26, 2006 between PricewaterhouseCoopers LLP and the Registrant (incorporated by reference to Exhibit 10.1 of Registrant’s Current Report on Form 8-K filed on October 2, 2006).

21.1	List of subsidiaries (incorporated by reference to Exhibit 21.1 of Registrant’s Annual Report on Form 10-K filed on February 9, 2007).
23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
23.2	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1).
24.1*	Power of Attorney.

*	Previously filed.

(b) Financial Statement Schedules

Item 15(b) from our Annual Report on Form 10-K for the year ended December 31, 2006 is incorporated by reference herein.

Item 17.    Undertakings

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 21st day of February, 2007.

RIVERBED TECHNOLOGY, INC.

By:	/S/ JERRY M. KENNELLY
Jerry M. Kennelly President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Signature	Title	Date

/S/ JERRY M. KENNELLY Jerry M. Kennelly	President, Chief Executive Officer and Chairman (Principal Executive Officer)	February 21, 2007

/S/ RANDY S. GOTTFRIED Randy S. Gottfried	Chief Financial Officer (Principal Financial and Accounting Officer)	February 21, 2007

* Steven McCanne	Director	February 21, 2007

* Michael R. Kourey	Director	February 21, 2007

* Stanley J. Meresman	Director	February 21, 2007

* Blake G. Modersitzki	Director	February 21, 2007

* Christopher J. Schaepe	Director	February 21, 2007

* James R. Swartz	Director	February 21, 2007

*By:	/S/ RANDY S. GOTTFRIED
Randy S. Gottfried Attorney-in-fact

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Form of Underwriting Agreement.

3.1	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 of Registrant’s Form S-1 Registration Statement No. 333-133437).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 of Registrant’s Form S-1 Registration Statement No. 333-133437).

4.1	Reference is made to Exhibits 3.1 and 3.2.

4.2	Form of Common Stock certificate (incorporated by reference to Exhibit 4.2 of Registrant’s Form S-1 Registration Statement No. 333-133437).

4.3

Amended and Restated Investors’ Rights Agreement, dated February 10, 2006, by and among the Registrant and the investors listed on the signature pages thereto (incorporated by reference to Exhibit 4.3 of Registrant’s Form S-1 Registration Statement No. 333-133437).

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.

10.1

Form of Indemnification Agreement between the Registrant and each of its directors, executive officers and certain key employees (incorporated by reference to Exhibit 10.1 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.2	Riverbed Technology, Inc. 2002 Stock Plan (incorporated by reference to Exhibit 10.2 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.3	Form of 2002 Stock Plan Stock Option Agreement (incorporated by reference to Exhibit 10.3 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.4	Form of 2002 Stock Plan Stock Option Agreement (Officers and Key Employees) (incorporated by reference to Exhibit 10.4 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.5	2006 Equity Incentive Plan and form of agreement thereunder (incorporated by reference to Exhibit 10.5 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.6	2006 Director Option Plan and forms of agreements thereunder (incorporated by reference to Exhibit 10.6 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.7	2006 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.7 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.8	Warrant to Purchase Stock issued March 31, 2003 to Silicon Valley Bank (incorporated by reference to Exhibit 10.8 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.9

501 Second Street Office Lease, dated January 23, 2003, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.11 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.10

First Amendment of Lease, dated January 16, 2004, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.12 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.11

Second Amendment of Lease, dated June 9, 2004, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.13 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.12

Third Amendment of Lease, dated May 24, 2005, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.14 of Registrant’s Form S-1 Registration Statement No. 333-133437).

Exhibit No.	Description

10.13

Legacy Shoreline Center Office Lease, dated November 30, 2005, between WXIII/Crittenden Realty A/B LLC and the Registrant (incorporated by reference to Exhibit 10.15 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.14

Loan and Security Agreement, dated June 7, 2004, between Lighthouse Capital Partners V, L.P. and the Registrant (incorporated by reference to Exhibit 10.18 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.15

Amendment No. 01, dated September 30, 2004, to Loan and Security Agreement with Lighthouse Capital Partners V, L.P. (incorporated by reference to Exhibit 10.19 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.16

Amendment No. 02, dated February 4, 2005, to Loan and Security Agreement with Lighthouse Capital Partners V, L.P. (incorporated by reference to Exhibit 10.20 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.17

Amendment No. 03, dated September 14, 2005, to Loan and Security Agreement with Lighthouse Capital Partners V, L.P. (incorporated by reference to Exhibit 10.21 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.18	Stock Purchase Agreement, dated May 23, 2002, between Steven McCanne and Registrant (incorporated by reference to Exhibit 10.22 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.19

Stock Restriction Agreement, dated November 7, 2002, among Steven McCanne, Steven McCanne and Tamara R. White, Trustees of the McCanne Family Trust dated July 8, 2002, and Registrant (incorporated by reference to Exhibit 10.23 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.20

Notice of Stock Option Grant and Stock Option Agreement, dated May 12, 2005, with Steven McCanne (incorporated by reference to Exhibit 10.24 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.21

Stock Purchase Agreement, dated May 23, 2002, between Kennelly Partners, L.P. and Registrant (incorporated by reference to Exhibit 10.25 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.22

Stock Restriction Agreement, dated November 7, 2002, among Jerry Kennelly, Kennelly Partners, L.P. and the Registrant (incorporated by reference to Exhibit 10.26 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.23

Notice of Stock Option Grant and Stock Option Agreement, dated May 12, 2005, with Jerry Kennelly (incorporated by reference to Exhibit 10.27 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.24	Offer Letter with Randy S. Gottfried, dated January 21, 2004 (incorporated by reference to Exhibit 10.28 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.25	Offer Letter with Eric Wolford, dated April 10, 2003 (incorporated by reference to Exhibit 10.29 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.26

General Release Agreement, dated January 12, 2006, between William Messer and the Registrant (incorporated by reference to Exhibit 10.30 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.27

Notice of Stock Option Grant and Stock Option Agreement, dated March 16, 2005, with Stanley J. Meresman (incorporated by reference to Exhibit 10.31 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.28

Notice of Stock Option Grant and Stock Option Agreement, dated March 28, 2006, with Michael R. Kourey (incorporated by reference to Exhibit 10.32 of Registrant’s Form S-1 Registration Statement No. 333-133437).

Exhibit No.	Description

10.29

Notice of Stock Option Grant and Stock Option Agreement, dated April 12, 2006, with Michael R. Kourey (incorporated by reference to Exhibit 10.33 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.30	Form of 2002 Stock Plan Stock Option Agreement (Installment Vesting) (incorporated by reference to Exhibit 10.34 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.31

Form of 2002 Stock Plan Stock Option Agreement (Officers and Key Employees) (Installment Vesting) (incorporated by reference to Exhibit 10.35 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.32

Notice of Stock Option Grant and Stock Option Agreement, dated May 1, 2006, with Steven McCanne (incorporated by reference to Exhibit 10.36 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.33

Notice of Stock Option Grant and Stock Option Agreement, dated May 1, 2006, with Jerry Kennelly (incorporated by reference to Exhibit 10.37 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.34

Fourth Amendment to Office Lease, dated June 10, 2006, between 501 Second Street Associates, LLC and the Registrant (incorporated by reference to Exhibit 10.38 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.35	Offer Letter with David M. Peranich, dated July 7, 2006 (incorporated by reference to Exhibit 10.39 of Registrant’s Form S-1 Registration Statement No. 333-133437).

10.36

Agreement of Sublease dated September 26, 2006 between PricewaterhouseCoopers LLP and the Registrant (incorporated by reference to Exhibit 10.1 of Registrant’s Current Report on Form 8-K filed on October 2, 2006).

21.1	List of subsidiaries (incorporated by reference to Exhibit 21.1 of Registrant’s Annual Report on Form 10-K filed on February 9, 2007).

23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1).

24.1*	Power of Attorney.

*	Previously filed.